SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential. For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-12


                          UNISOURCE ENERGY CORPORATION
                -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                -------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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


                      AMENDMENT TO PROXY STATEMENT FOR THE
                          ANNUAL SHAREHOLDERS' MEETING
                            TO BE HELD ON MAY 6, 2005


To the Holders of Common Stock of
UniSource Energy Corporation

UniSource Energy Corporation's (the Company's) proxy statement, first distributed to shareholders beginning April 6, 2005, relating to the Company's 2005 annual meeting to be held on May 6, 2005, inadvertently omitted Barclays Global Investors, NA. from the table on page [5] entitled "Security Ownership of Certain Beneficial Owners." The following information for Barclays Global Investors, NA. should have been included in that table:

                                            Amount and
Title of    Name and Address                Nature of
 Class     of Beneficial Owner         Beneficial Ownership    Percent of Class
--------  -------------------          --------------------    ----------------
Common   Barclays Global Investors, NA.    2,377,283  (3)            6.9%
         45 Fremont Street
         San Francisco, CA 94105

(3) In a statement (Schedule 13G) filed with the SEC on February 14, 2005, Barclays Global Investors, NA., indicated that it has sole voting power over 2,193,239 shares of the Company's common stock, and shared dispositive power over 2,377,283 shares of the Company's common stock. The filing indicated that the 2,377,283 shares are owned by Barclays Global Investors, NA. (1,187,833 shares), Barclays Global Fund Advisors (927,067 shares), Barclays Capital Securities Limited (23,783) and Palomino Limited (238,600 shares).